RESTRICTED STOCK AGREEMENT


             THIS RESTRICTED STOCK AGREEMENT is made as of the 25th day of August, 2000, between Audio Visual Services Corporation, a Delaware corporation (hereinafter called the "Corporation"), and ______ __________________, an employee of the Corporation or one of its subsidiaries (hereinafter called the "Participant").

             WHEREAS, the Corporation desires to give the Participant an opportunity to participate in the long-term growth of the Corporation by awarding to the Participant shares of the Corporation's common stock, par value $0.01 per share (the "Restricted Stock"), pursuant to the terms, conditions and restrictions of the Corporation's Amended and Restated 1996 Stock Option Plan (as may otherwise be amended or restated from time to time, the "Plan") and this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Grant of Restricted Stock. The Corporation hereby grants to the Participant an aggregate of _______ shares (the "Shares") of Restricted Stock on the terms and subject to the conditions herein set forth. The Shares shall be subject to the terms, conditions and restrictions set forth in the Plan and this Agreement, provided that the Participant's right to the Shares shall become non-forfeitable and shall vest one hundred percent (100%) on April 4, 2002 (the "Vesting Date").


         2.   Nontransferability.   The  Shares  granted  hereby  shall  not  be
transferable by the Participant, whether voluntarily or involuntarily, by operation of law or otherwise, until on or after the Vesting Date, except as otherwise provided in the Plan or in this Agreement. More particularly, prior to the Vesting Date, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, garnishment, lien or similar process. Any attempted sale, transfer, pledge, assignment, hypothecation or other disposition of any of the Shares contrary to the provisions hereof, and the levy of any execution, attachment, garnishment, lien or similar process upon the Shares, shall be null and void and without effect. If a sale, assignment, pledge, transfer, hypothecation or other disposition, voluntary or involuntary, of any of the Shares shall be made, or if any execution, attachment, garnishment, lien or other encumbrance shall be issued against or placed upon any of the Shares, then the Participant's right to the Shares shall immediately cease and terminate and the Participant shall immediately forfeit to the Corporation all Shares awarded under this Agreement.

         3.       Disclosure and Risk.

        (a) The Participant represents and warrants to the Corporation as follows:

          (i) The Participant acknowledges that (A) the Shares have not been registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), and (B) the Corporation is under no obligation to effect the registration under the Securities Act of the Shares.

         (ii) The Shares are being acquired by the Participant for the Participant's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

         (iii) The Corporation has made available to the Participant the opportunity to ask questions of the officers and management of the Corporation and to acquire information about the business and financial condition of the Corporation and has all information necessary for him to make an informed investment decision.

         (iv)  He has received a copy of the Plan.

       (b) Each certificate representing the Shares will be endorsed with the following or substantially similar legends:

                  "RESTRICTIONS ON THE OWNERSHIP AND TRANSFER RIGHTS OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN IMPOSED PURSUANT TO THE CORPORATION'S AMENDED AND RESTATED 1996 STOCK OPTION PLAN (THE "PLAN") AND A RESTRICTED STOCK AGREEMENT,
                  DATED AUGUST 25, 2000. A COPY OF THE PLAN AND THE RESTRICTED STOCK AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE


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

                  FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH COPY."


                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR (ii) THE CORPORATION RECEIVES A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR IS OTHERWISE EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY
                  REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

         The Corporation need not allow a transfer of any of the Shares unless one of the conditions specified in the immediately preceding legend is satisfied. The Corporation may also instruct its transfer agent not to allow the transfer of any of the Shares unless one of the conditions specified in the such legend is satisfied.

         Any legend endorsed on a certificate pursuant to the foregoing language and the stop transfer instructions with respect to such Shares shall be removed, and the Corporation shall promptly issue a certificate without such legend to the holder thereof if (i) the Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available and has been delivered or (ii) the holder provides the Corporation with a written opinion from counsel for such holder of the Shares, reasonably satisfactory to the Corporation, to the effect that a sale, transfer, assignment, pledge, hypothecation or other disposition of such Shares may be made without registration.

                  4. Share Certificates; Rights as a Stockholder. The Corporation or its designee shall retain in the Corporation's possession the certificates representing the Shares of Restricted Stock until the later of the Vesting Date or such other date as all conditions and/or restrictions applicable to the Shares have been satisfied. In addition to the foregoing, the Corporation may require the Participant to execute and deliver to the Corporation a stock power in blank in respect of the Shares. The Corporation shall have the right, in its sole discretion, to exercise such stock power in the event that the Corporation becomes entitled to the Shares pursuant to paragraph 5 hereof.

         Notwithstanding the foregoing, during the period from the date hereof until the Vesting Date (the "Period of Restriction"), the Participant may exercise full voting rights with respect to the shares and may be credited with regular cash dividends paid with respect to the Shares while they are so held. The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Corporation may apply any restrictions to the dividends that it deems appropriate.

                  5. Termination of Employment  Prior to Vesting Date;
                     Disability; Death.

          (a) In the event that the Participant shall cease to be an employee of the Corporation prior to the Vesting Date for any reason other than death, Disability, termination with or without Cause, or resignation for Good Reason (each as defined below), the Shares of Restricted Stock granted hereunder shall be forfeited immediately by the Participant and be of no force or effect. So long as the Participant shall continue to be an employee of the Corporation, the Shares shall not be affected by any change of duties or position.

          (b) In the event of Disability of the Participant prior to the Vesting Date, the Period of Restriction and any other restrictions imposed on the Shares hereunder shall lapse and all Shares of Restricted Stock granted hereunder shall vest and become non-forfeitable. "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion.


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


          (c) In the event of the death of the Participant while he is an employee of the Corporation or any subsidiary prior to the Vesting Date, the Period of Restriction and any other restrictions imposed on the Shares hereunder shall lapse and all Shares of Restricted Stock granted hereunder shall vest and become non-forfeitable.

          (d) In the event the Participant is terminated for Cause prior to the Vesting Date, the Committee may, in its sole discretion, cause the Shares to be forfeited by the Participant. "Cause" shall mean: (i) Participant shall continually fail substantially to perform his duties hereunder with reasonable diligence, other than by reason of incapacity or shall violate any material term or condition of his employment by the Corporation or a subsidiary, (ii) Participant shall engage in an act of fraud, theft or embezzlement in connection with his employment by the Corporation or a subsidiary, (iii) Participant shall engage in a material act or omission involving wilful misconduct or gross negligence in the performance of Participant's duties as an employee of the Corporation or a subsidiary, (iv) Participant shall engage in a material act of dishonesty, (v) Participant shall unreasonably refuse to carry out the lawful order of the Board or his supervisor commensurate with Participant's duties to be performed as an Employee of the Corporation or a subsidiary or (vi) Particpant shall be convicted of a felony involving moral turpitude (which shall include any felony relating to drugs) or shall plead nolo contendere (or make an equivalent plea) in respect of, any governmental indictment, complaint or other formal allegation. The Committee will have the sole discretion to determine whether the Participant's termination was for Cause.

          (e) In the event the Participant is terminated without Cause (as defined above) or if Participant resigns for Good Reason (as defined below) prior to the Vesting Date, Participant shall be permitted to retain the Shares subject to the restrictions on the transfer of the Shares prior to the Vesting Date as set forth in paragraph 2 hereof and the other restrictions on transfer under applicable law. "Good Reason" shall mean: (i) a relocation of Participant, without his prior written consent, more than fifty (50) miles outside of the Corporation's offices in Long Beach, California, or (ii) a failure to maintain Participant as ________________________ of the Corporation, or (iii) a material diminution by the Corporation of the Participant's responsibilities, which change would cause the Participant's position with the Corporation to become one of significantly less responsibility or scope from that currently occupied by the Participant.

         6. Change of Control.


          (a) In the event of a "Change of Control" of the Corporation, the Period of Restriction and any other restrictions imposed on the Shares hereunder shall lapse, and all the Shares granted hereunder shall vest and become non-forfeitable as of the effective date of the Change of Control. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if (i) any person or "group" (other than Warburg, Pincus Investors, L.P. or any affiliate thereof) acquires, in a single transaction or series of related transactions, 50% or more of the outstanding Common Stock; or (ii) the sale of all or substantially all of the assets of the Corporation (other than to a wholly-owned subsidiary of the Corporation).


          (b) Notwithstanding the provisions of paragraph 6.(a), in the case that the Corporation is merged or consolidated with another corporation, or the assets or stock of the Corporation is acquired by another corporation, or a separation, reorganization or liquidation of the Corporation occurs, the Board, or the Board of Directors of any corporation assuming the obligations of the Corporation hereunder, shall make appropriate provisions for the protection of the Shares by substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated or otherwise reorganized corporation.

         7. Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes (including Participant's FICA obligation) required by law to be withheld with respect to any exercise of the Participant's rights under this Agreement, including, but not limited to (i) deducting the amount of any such withholding taxes from any amount payable to the Participant; or (ii) requiring the Participant, Designated Beneficiary or legal representative to remit to the Corporation the amount required or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Restricted Stock.

         8.  General Provisions.

          (a) This Agreement and the rights of the Participant hereunder are subject to (i) the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan and (ii) all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. With the foregoing in mind, the Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the lapse or waiver of restrictions with respect to Restricted Stock, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant.

          (b) The Board may terminate, amend or modify the Plan; provided, however, that no such termination, amendment or modification of the Plan may adversely affect the Participant's rights under this Agreement without the written consent of the Participant.

          (c) To the extent not preempted by federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.


          (d) This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon the Participant, his heirs, executors, administrators, successors and assigns.


          (e) Any notice to be given hereunder by either party to the other shall be in writing and shall be given either by personal delivery, facsimile or by mail, registered or certified, postage prepaid, return receipt requested, or by overnight delivery addressed to the other party at the respective addresses or facsimile numbers set forth below their signatures to this Agreement, or at any other address or facsimile number as such party may hereafter specify in writing.

          (f) This Agreement is intended to conform in all respects with the Plan. Inconsistencies between this Agreement and the Plan shall be resolved according to the terms of the Plan, which shall be deemed to supersede and replace the conflicting terms contained in this Agreement. This Agreement contains the entire understanding between the parties concerning the subject matter of contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. No amendments or modifications to this Agreement shall be binding upon the parties unless made in writing and signed by the parties hereto.

          (g) The waiver by either party of a breach of any term or provision of this Agreement shall not operate or be construed as a waiver of a subsequent breach of the same provision or of the breach of any other term or provision of this Agreement.

          (h) As used herein, the masculine gender shall include the feminine and the neuter genders, the neuter shall include the masculine and the feminine genders, the singular shall include the plural, and the plural shall include the singular.

          (i) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

          (j) The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


          (k) NEITHER THE PLAN NOR THIS AGREEMENT SHALL BE (1) CONSTRUED AS GIVING THE PARTICIPANT THE RIGHT TO BE RETAINED IN THE EMPLOY OF THE CORPORATION OR ANY SUBSIDIARY THEREOF OR TO BE ENTITLED TO ANY REMUNERATION OR BENEFITS NOT SET FORTH IN THE PLAN OR THIS AGREEMENT OR (2) INTERFERE WITH OR LIMIT THE RIGHT OF THE CORPORATION OR ANY SUBSIDIARY THEREOF TO MODIFY THE TERMS OF OR TERMINATE THE PARTICIPANT'S EMPLOYMENT AT ANY TIME WITH OR WITHOUT CAUSE.


                                       -8

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                            PARTICIPANT

                                            ------------------------------
                                             Name:
                                             Social Security No.:

                                             Home Address:
                                             -----------------------------
                                             -----------------------------
                                             -----------------------------

                                             Home Telephone: -------------

                                             Work Address:
                                             111 West Ocean Boulevard
                                             Suite 1110
                                             Long Beach, California 90802

                                             Work Telephone: (562) 366-0620
                                             Work Facsimile: (562) 366-0628

                                            AUDIO VISUAL SERVICE CORPORATION

                                            By: --------------------------
                                                Name:  Errol M. Cook
                                                Title: Director and Chairman
                                                       of the Compensation
                                                       Committee
                                                Address: 111 West Ocean Blvd.
                                                         Suite 1110
                                                         Long Beach, CA 90802

                                                Telephone:  (562) 366-0620
                                                Facsimile:  (562) 366-0628


                                      -9-